                              GARTMORE MUTUAL FUNDS

                        Gartmore China Opportunities Fund
                         Gartmore Emerging Markets Fund
                       Gartmore International Growth Fund

                      Supplement dated June 16, 2006 to the
                       Prospectus dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective  June 12,  2006,  Charles  Awdry became the  portfolio  manager of the
Gartmore China Opportunities Fund and Christopher Palmer replaced Philip Ehrmann as co-portfolio  manager of the Gartmore  Emerging Markets Fund. Peter Dalgliesh
will  continue to co-manage the Gartmore  Emerging  Markets Fund. As a result of these changes,  the sections  titled  "Gartmore  China  Opportunities  Fund" and
"Gartmore  Emerging Markets Fund" under  "Portfolio  Management" on page 20 have been restated in their entirety as follows:

     Gartmore China Opportunities Fund

     Charles  Awdry,  CFA, is responsible  for the day-to-day  management of the
     Fund, including selection of the Fund's investments. Mr. Awdry has assisted in the management of the Fund since its inception in June 2004.

     Mr. Awdry joined  Gartmore Global Partners in September 2001 and, two years later,  he assumed  the role of  investment  manager,  co-managing  a China investment  fund  in the  United  Kingdom  (UK).  As  co-manager  of the UK
     Gartmore  China  Opportunities  Fund, Mr. Awdry spent six months working in
     Gartmore's  Hong Kong office,  returning in April 2006.  Prior to 2001, Mr.
     Awdry was at the  University  of Bristol  where he  graduated  with a first class Honours BA in Geography.

     Gartmore Emerging Markets Fund

     Christopher Palmer, CFA, and Peter Dalgliesh of the Global Emerging Markets
     team are the  co-portfolio  managers of the Fund.  They are responsible for the day-to-day  management of the Fund,  including  selection of the Fund's investments.

     Mr.  Palmer has been with  Gartmore  Global  Partners  for 11 years and has extensive  experience in Emerging  Markets,  Latin America,  and hedge fund investments,  including  five  years  managing  AlphaGen  hedge  funds.  He previously  co-managed  the Fund from its  inception in August 2000 through
     February 2004. Mr. Palmer graduated from the Colgate University in 1986. In
     1988,  he  completed  an MBA in  Finance  at New York  University.  He also co-manages  the Gartmore GVIT  Emerging  Markets Fund and the Gartmore GVIT
     Developing Markets Fund.

     Mr. Dalgliesh  joined Gartmore Global Partners as an investment  manager on the Pacific and Emerging Markets Equity Team in March 2002. Previously,  he
     spent seven years at Jupiter Asset  Management where he was an Asia Pacific
     Equity Fund manager.  He also co-manages the Gartmore GVIT Emerging Markets
     Fund and the Gartmore GVIT Developing Markets Fund.